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LSA Variable Series Trust

10f-3 Transactions

Focused Equity Fund (Six Months Ended December 31, 2000)

Issuer              Optical Communications Products      W-H Energy Services             Coach, Inc.
Date of offering    11/03/01                             10/10/00                        10/04/00
Commission as       7.00%                                7.00%                           7.00%
percentage of price

Purchase as         0.004%                               0.001%                          0.001%
percentage of
offering

Underwriter         Morgan Stanley                       Morgan Stanley                  Morgan Stanley
affiliate           Dean Witter                          Dean Witter                     Dean Witter

Broker from whom    Piper Jaffrey                        Warburg Dillon Reed             Goldman Sachs, Prudential
securities were
purchased



Issuer              Southern Energy, Inc.                Curon Medical                   Active Power
Date of offering    09/26/00                             09/22/00                        08/07/00

Commission as       3.25%                                7.00%                           7.00%
percentage of
price

Purchase as         0.0003%                              0.004%                          0.001%
percentage of
offering

Underwriter         Morgan Stanley                       Morgan Stanley                  Morgan Stanley
affiliate           Dean Witter                          Dean Witter                     Dean Witter

Broker from whom    CS First Boston                      Warburg Dillon Read             Goldman Sachs
securities were
purchased



Issuer              Genaissane Pharmaceuticals, Inc.     Crown Castle International      Tycom Ltd.
Date of offering    08/02/00                             07/27/00                        07/26/00
Commission as       7.00%                                3.50%                           5.00%
percentage of
price

Purchase as
percentage of       0.0002%                              0.002%                          0.001%
offering

Underwriter         Morgan Stanley                       Morgan Stanley                  Morgan Stanley
affiliate           Dean Witter                          Dean Witter                     Dean Witter

Broker from whom    Deutsche Bank                        Wachovia Securities             Warburg Dillon Reed
securities were
purchased



Issuer              Argonaut Technologies                deCode Genetics                 Axcelis
Date of offering    07/19/00                             07/17/00                        07/10/00

Commission as       7.00%                                7.00%                           6.00%
percentage of
price

Purchase as
percentage of       0.002%                               0.001%                          0.001%
offering

Underwriter         Morgan Stanley                       Morgan Stanley                  Morgan Stanley
affiliate           Dean Witter                          Dean Witter                     Dean Witter

Broker from whom
securities were     Warburg Dillon Reed                  Lehman Brothers                 Smith Barney
purchased

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Disciplined Equity Fund (Six Months Ended December 31, 2000)


Issuer              Corning, Inc.                        Corvis Corp.
Date of offering    11/02/00                             07/27/00
Commission as
percentage of       2.75%                                7.00%
price

Purchase as
percentage of       0.010%                               0.010%
offering

Underwriter         J.P. Morgan Securities Inc.          J.P. Morgan Securities Inc.
affiliate

Broker from whom
securities were     Goldman Sachs                        First Boston
purchased

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Value Equity Fund (Six Months Ended December 31, 2000)


Issuer              Boston Properties Inc.               Tycom Ltd.
Date of offering    10/25/00                             07/26/00
Commission as
percentage of       3.072%                               3.000%
price

Purchase as
percentage of       0.003%%                              0.0003%
offering

Underwriter         Salomon Smith Barney                 Salomon Smith Barney
affiliate

Broker from whom
securities were     Goldman Sachs                        Goldman Sachs
purchased

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